UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 28, 2021 (April 27, 2021)
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
On April 27, 2021, Bausch Health Companies Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on the following four proposals, each of which is described in detail in the Company’s Management Proxy Circular and Proxy Statement. The results of each matter voted upon are as follows:
Proposal No. 1: Election of Directors. The shareholders elected the following individuals to the Company’s Board of Directors, to serve until the close of the Company’s 2022 Annual Meeting of Shareholders, their successors are duly elected or appointed, or such director’s earlier resignation or removal:

Name	For	Withheld	Broker Non-Votes

Richard U. De Schutter	200,369,606	5,768,489	60,380,196
D. Robert Hale	196,356,636	9,781,459	60,380,196
Brett Icahn	196,491,749	9,646,346	60,380,196
Dr. Argeris (Jerry) N. Karabelas	198,928,372	7,209,723	60,380,196
Sarah B. Kavanagh	203,110,562	3,027,533	60,380,196
Steven D. Miller	200,857,243	5,280,852	60,380,196
Joseph C. Papa	198,455,884	7,682,211	60,380,196
John A. Paulson	205,191,567	946,528	60,380,196
Robert N. Power	177,088,588	29,049,507	60,380,196
Russel C. Robertson	197,810,980	8,327,115	60,380,196
Thomas W. Ross, Sr.	186,746,866	19,391,229	60,380,196
Andrew C. von Eschenbach, M.D.	205,016,196	1,121,899	60,380,196
Amy B. Wechsler, M.D.	200,266,488	5,871,607	60,380,196
Proposal No. 2: Advisory Vote on Executive Compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement.

For	Against	Abstain	Broker Non-Votes

190,546,050	15,043,145	548,900	60,380,196
The Company has decided to include an advisory vote on executive compensation in its proxy materials every year until the next required vote on the frequency of advisory votes on executive compensation.
Proposal No. 3: Appointment of the Independent Registered Public Accounting Firm. The shareholders appointed PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2022 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditors’ remuneration.

For	Withheld

261,780,196	4,738,095

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2021

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Christina M. Ackermann
Name:	Christina M. Ackermann
Title:	Executive Vice President, General Counsel and Head of Commercial Operations